Exhibit 99.1
Viant Technology Announces Third
Quarter 2025 Financial Results

Signed multi-year partnership with Molson Coors Beverage Company
Achieved record results across all key metrics
Generated record CTV advertiser spend(1), accounting for 46% of total ad spend

IRVINE, Calif., November 10, 2025 – Viant Technology Inc. (Nasdaq: DSP), a leader in AI-powered programmatic advertising, today reported financial results for its third quarter ended September 30, 2025.
"Viant delivered record third quarter results, with revenue, contribution ex-TAC and adjusted EBITDA all exceeding the midpoint of our guidance," said Tim Vanderhook, Co-Founder and CEO, Viant. "We believe we are well-positioned to accelerate top-line growth, fueled by strengthening CTV demand, broader adoption of our proprietary addressability solutions, Household ID and IRIS_ID, and new brand partnerships enabled by ViantAI. We are thrilled to partner with a number of major brand advertisers, including Molson Coors Beverage Company, who collectively share our vision of achieving outcomes through autonomous advertising, powered exclusively by ViantAI."
Third Quarter 2025 Financial Highlights, year-over-year (in thousands, except percentages and per share data):

	2025	2024	Change (%)

	(NM = Not Meaningful)
GAAP
Revenue	$85,582	$79,922	7%
Gross profit	$39,839	$35,324	13%
Net income	$5,153	$6,458	(20)%
Net income as a percentage of gross profit	13%	18%	NM
Net income attributable to Viant Technology Inc.	$996	$1,507	(34)%
Earnings per share of Class A common stock—basic	$0.06	$0.09	(33)%
Earnings per share of Class A common stock—diluted	$0.06	$0.09	(33)%
Class A and Class B common shares outstanding (as of September 30)	62,403
Cash and cash equivalents (as of September 30)	$161,286

Non-GAAP(2)
Contribution ex-TAC	$52,990	$47,352	12%
Adjusted EBITDA	$16,029	$14,675	9%
Adjusted EBITDA as a percentage of contribution ex-TAC	30%	31%	NM
Non-GAAP net income	$11,205	$12,283	(9)%
Non-GAAP earnings per share of Class A common stock—basic	$0.12	$0.15	(20)%
Non-GAAP earnings per share of Class A common stock—diluted	$0.12	$0.15	(20)%
Recent Business Highlights:
•Viant has been designated as the Advertising Platform for Molson Coors, and will power their programmatic ad campaigns deployed across the open internet throughout the U.S. beginning in 2026.
•Winner of the "Best AI-Powered Advertising Solution" at the 8th annual MarTech Breakthrough Awards conducted by MarTech Breakthrough, a leading market intelligence organization that recognizes the most innovative companies in the global marketing, sales and advertising technology industry.
•Generated record Connected TV ("CTV") ad spend in the third quarter with CTV accounting for 46% of total ad spend on the platform.

•Generated record streaming audio ad spend in the third quarter, reflecting growing demand within a proliferating secular growth channel.
•Significantly expanded the reach of IRIS_ID, Viant's industry leading contextual identifier, through a new integration with leading CTV publisher, Tubi, enabling advanced contextual and emotional targeting and measurement capabilities for advertisers.
•Purchased 4.8 million shares of Class A common stock from May 1, 2024 through November 7, 2025 for a total of $59.6 million, including $37.9 million year-to-date through November 7, 2025.
"We are pleased to deliver third-quarter results that exceeded expectations," stated Larry Madden, CFO of Viant. "Contribution ex-TAC grew 12%, reaching the high-end of our guidance range. When excluding political spend and the impact of a seasonal advertiser transitioning off platform due to a recent corporate merger, revenue increased 19% and contribution ex-TAC increased 22%, reflecting strong underlying business performance. Our disciplined expense management also enabled us to increase adjusted EBITDA by nearly 10% in the quarter. Looking ahead to the fourth quarter, excluding these same headwinds, we expect revenue and contribution ex-TAC growth of 20% and 21%, respectively, at the midpoint of our guidance, underscoring continued momentum in our business. In addition, we expect to achieve an adjusted EBITDA margin of 37% as a percentage of contribution ex-TAC at the midpoint of our guidance, representing more than 500 basis points of improvement over the prior year period at the midpoint. We believe we are poised to meaningfully accelerate both top and bottom-line growth, attributable to a number of newly acquired brand and agency clients seeking to utilize our unique CTV product offering, industry-leading addressability solutions and ViantAI product suite."
For the fourth quarter 2025, the Company expects:
•Revenue in the range of $101.5 million to $104.5 million
•Contribution ex-TAC in the range of $62.0 million to $64.0 million
•Non-GAAP operating expenses in the range of $39.5 million to $40.5 million
•Adjusted EBITDA in the range of $22.5 million to $23.5 million
Contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income, and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with U.S. generally accepted accounting principles ("GAAP"). Reconciliations of these non-GAAP financial measures to Viant’s financial results as determined in accordance with GAAP are included at the end of this press release under “Reconciliation of Non-GAAP Financial Measures.” For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “Non-GAAP Financial Measures” in this press release. We are not able to estimate gross profit, total operating expenses or net income (loss) on a forward-looking basis or reconcile the guidance provided for contribution ex-TAC, non-GAAP operating expenses, or adjusted EBITDA to the closest corresponding GAAP financial measures on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP financial measures; in particular, the impact of future traffic acquisition costs and other platform operations expenses, as well as the measures and effects of our stock-based compensation related to equity grants that are directly impacted by unpredictable fluctuations in our share price and the potential forfeitures of equity grants. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.
(1)We define advertiser spend ("ad spend") as the total amount billed to our customers for activity on our platform inclusive of the costs of advertising media, third-party data, other add-on features and our platform fee we charge customers.
(2)For a discussion on how we define, use and calculate these non-GAAP financial measures and a reconciliation thereof to the most directly comparable GAAP financial measures, see “Non-GAAP Financial Measures” and the supplementary schedules under “Reconciliation of Non-GAAP Financial Measures” in this press release.
Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through Viant’s Investor Relations website at investors.viantinc.com.
As of September 30, 2025, there were 16,648,444 shares of the Company's Class A common stock outstanding and 45,754,716 shares of the Company's Class B common stock outstanding. For more information, please refer to our

Quarterly Report on Form 10-Q expected to be filed with the Securities and Exchange Commission ("SEC") on November 10, 2025.

Conference Call and Webcast Details:
Viant will host a conference call and webcast to discuss its financial results on Monday, November 10, 2025 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live webcast of the call can be accessed from Viant’s Investor Relations website. An archived version of the webcast will be available from the same website after the call. Viant Technology has used, and intends to continue to use, the “Investor Relations” section of its website at investors.viantinc.com, its LinkedIn account, the LinkedIn account of its Chief Executive Officer, Tim Vanderhook, the LinkedIn account of its Chief Operating Officer, Chris Vanderhook, its X (formerly known as Twitter) account (@viant_tech), and Chris Vanderhook's X account (@cvanderhook) to post information that may be important to investors. Investors and potential investors are encouraged to consult Viant Technology’s website and the foregoing LinkedIn and X accounts regularly for important information.
About Viant
Viant Technology Inc. (NASDAQ: DSP) is a leader in CTV and AI-powered programmatic advertising, dedicated to driving innovation in digital marketing. Viant’s omnichannel platform built for CTV allows marketers to plan, execute and measure their campaigns with unmatched precision and efficiency. With the launch of ViantAI, Viant is building the future of fully autonomous advertising solutions, empowering advertisers to achieve their boldest goals. Viant was recently awarded Best AI-Powered Advertising Solution and Best Demand-Side Platform by MarTech Breakthrough, Great Place to Work® certification and received the Business Intelligence Group’s AI Excellence Award. Learn more at viantinc.com.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “guidance,” “believe,” “expect,” “estimate,” “project,” “plan,” “will,” or words or phrases with similar meaning.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements contained in this press release relate to, among other things, Viant’s projected financial performance and operating results, including our guidance for revenue, contribution ex-TAC, non-GAAP operating expenses, and adjusted EBITDA, as well as statements regarding Viant’s growth prospects and drivers, strategic priorities, new brand partnerships and related pipeline, and impacts from the ViantAI product suite and other offerings and repurchases of stock under the stock repurchase program. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising may develop slower or differently than Viant’s expectations, the demands and expectations of customers, the ability to attract and retain customers, risks related to the use of artificial intelligence technologies, including the inability to realize anticipated benefits, the impact of information and data privacy trends and regulations on our business and competitors and other economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Investors are referred to our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and subsequent Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.

Media Contact:
Marielle Lyon
press@viantinc.com
Investor Contact:
Nick Zangler
investors@viantinc.com

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$85,582	$79,922	$234,077	$199,181
Operating expenses(1):
Platform operations	45,743	44,598	127,793	109,600
Sales and marketing	16,740	13,007	46,453	38,994
Technology and development	7,703	5,631	22,305	16,678
General and administrative	11,165	12,648	38,142	36,334
Total operating expenses	81,351	75,884	234,693	201,606
Income (loss) from operations	4,231	4,038	(616)	(2,425)
Other expense (income), net:
Interest income, net	(1,463)	(2,407)	(4,671)	(7,147)
Other expense, net	—	1	325	4
Total other expense (income), net	(1,463)	(2,406)	(4,346)	(7,143)
Income before income taxes	5,694	6,444	3,730	4,718
Provision for (benefit from) income taxes	541	(14)	97	(14)
Net income	5,153	6,458	3,633	4,732
Less: Net income attributable to noncontrolling interests	4,157	4,951	3,537	4,117
Net income attributable to Viant Technology Inc.	$996	$1,507	$96	$615
Earnings (loss) per share of Class A common stock:
Basic	$0.06	$0.09	$0.01	$0.04
Diluted	$0.06	$0.09	$0.00	$0.04
Weighted-average shares of Class A common stock outstanding:
Basic	16,331	16,290	16,255	16,240
Diluted	19,179	19,993	20,736	16,240
(1) Stock-based compensation and depreciation and amortization included in operating expenses are as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Stock-based compensation:
Platform operations	$1,025	$553	$2,915	$1,513
Sales and marketing	1,770	1,180	5,089	3,074
Technology and development	1,091	693	2,886	1,844
General and administrative	2,542	2,903	7,520	8,875
Total stock-based compensation	$6,428	$5,329	$18,410	$15,306

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Depreciation and amortization:
Platform operations	$3,760	$3,383	$11,006	$10,440
Sales and marketing	81	—	234	—
Technology and development	873	432	2,180	1,303
General and administrative	93	223	270	608
Total depreciation and amortization	$4,807	$4,038	$13,690	$12,351

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands, except share and per share data)

	As of September 30,	As of December 31,
	2025	2024
Assets
Current assets:
Cash and cash equivalents	$161,286	$205,048
Accounts receivable, net of allowances	142,799	146,951
Prepaid expenses and other current assets	9,498	10,490
Total current assets	313,583	362,489
Property, equipment, and software, net	35,168	31,482
Operating lease assets, net	20,607	23,663
Intangible assets, net	3,077	3,048
Goodwill	19,190	19,190
Other assets	4,261	932
Total assets	$395,886	$440,804
Liabilities and stockholders’ equity
Liabilities
Current liabilities:
Accounts payable	$60,914	$71,320
Accrued liabilities	38,509	47,352
Accrued compensation	11,779	11,513
Deferred revenue	611	581
Current portion of operating lease liabilities	4,896	4,730
Other current liabilities	3,035	9,955
Total current liabilities	119,744	145,451
Long-term debt	—	—
Long-term portion of operating lease liabilities	17,732	21,278
Total liabilities	137,476	166,729
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value
Authorized shares — 10,000,000
Issued and outstanding — none	—	—
Class A common stock, $0.001 par value
Authorized shares — 450,000,000
Issued — 18,233,793 and 17,933,825	18	18
Outstanding — 16,648,444 and 16,368,452
Class B common stock, $0.001 par value
Authorized shares — 150,000,000
Issued and outstanding — 45,754,716 and 46,753,841	46	47
Additional paid-in capital	133,865	125,386
Accumulated deficit	(90,294)	(50,566)
Treasury stock, at cost; 1,585,349 and 1,565,373 shares held	(20,316)	(21,046)
Total stockholders’ equity attributable to Viant Technology Inc.	23,319	53,839
Noncontrolling interests	235,091	220,236
Total equity	258,410	274,075
Total liabilities and stockholders’ equity	$395,886	$440,804

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net income	$3,633	$4,732
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	13,690	12,351
Stock-based compensation	18,410	15,306
Provision for doubtful accounts	23	876
Loss on disposal of assets	3	21
Noncash lease expense	3,062	2,983
Changes in operating assets and liabilities:
Accounts receivable	4,127	(19,050)
Prepaid expenses and other assets	1,163	(3,705)
Accounts payable	(10,476)	18,750
Accrued liabilities	(8,768)	5,757
Accrued compensation	(476)	(705)
Deferred revenue	30	29
Operating lease liabilities	(3,386)	(3,199)
Other liabilities	(1,504)	1,130
Net cash provided by operating activities	19,531	35,276
Cash flows from investing activities:
Purchases of property and equipment	(825)	(2,280)
Capitalized software development costs	(12,564)	(11,141)
Cash paid for acquisitions	(549)	—
Cash paid for investments	(3,500)	—
Net cash used in investing activities	(17,438)	(13,421)
Cash flows from financing activities:
Repurchase of stock related to tax withholdings on vested equity awards	(3,232)	(8,484)
Repurchase of stock related to the stock repurchase program	(38,090)	(11,468)
Payment of member tax distributions	(6,617)	(5,306)
Proceeds from the exercise of stock options	2,084	1,903
Payment of offering costs	—	(326)
Net cash used in financing activities	(45,855)	(23,681)
Net decrease in cash and cash equivalents	(43,762)	(1,826)
Cash and cash equivalents at beginning of period	205,048	216,458
Cash and cash equivalents at end of period	$161,286	$214,632

Non-GAAP Financial Measures
To provide investors and others with additional information regarding Viant’s results, we have included in this press release the following financial measures that are not calculated in accordance with GAAP: contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss) and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP financial measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.
Contribution ex-TAC is a non-GAAP financial measure. Gross profit is the most comparable GAAP financial measure, which is calculated as revenue less platform operations expense. In calculating contribution ex-TAC, we add back other platform operations expense to gross profit. Contribution ex-TAC is a key profitability measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding the allocation of capital. “Traffic acquisition costs” or “TAC” represents amounts incurred and payable to suppliers for the cost of advertising media, third-party data and other add-on features related to our fixed CPM pricing option and certain arrangements related to our percentage of spend pricing option. In particular, we believe that contribution ex-TAC can provide a measure of period-to-period comparisons for all pricing options within our business. Accordingly, we believe that this measure provides information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP operating expenses is a non-GAAP financial measure. Total operating expenses is the most comparable GAAP financial measure. Non-GAAP operating expenses is defined by us as total operating expenses plus other expense (income), net, less TAC, stock-based compensation, depreciation, amortization, and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, non-operational media purchases and Tax Receivable Agreement ("TRA") remeasurement expense. Non-GAAP operating expenses is a key component in calculating adjusted EBITDA, which is one of the measures we use to provide our business outlook to the investment community. Additionally, non-GAAP operating expenses is used by our management and board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We believe that the elimination of TAC, stock-based compensation, depreciation, amortization and certain other items not related to our core operations provides another measure for period-to-period comparisons of our business, provides additional insight into our core controllable costs, and is a useful metric for investors because it allows them to evaluate our operational performance in the same manner as our management and board of directors.
Adjusted EBITDA is a non-GAAP financial measure defined by us as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, non-operational media purchases and TRA remeasurement expense. Net income (loss) is the most comparable GAAP financial measure. Adjusted EBITDA as a percentage of contribution ex-TAC is a non-GAAP financial measure we calculate by dividing adjusted EBITDA by contribution ex-TAC for the period or periods presented. Net income (loss) as a percentage of gross profit is the most comparable GAAP financial measure.
Adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC are used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of our business. Adjusted EBITDA as a percentage of contribution ex-TAC, a non-GAAP financial measure, is used by our management and board of directors to evaluate adjusted EBITDA relative to our profitability after costs that are directly variable to revenues, which comprise TAC. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC provide information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP net income (loss) is a non-GAAP financial measure defined by us as net income (loss) adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, non-operational media purchases and TRA remeasurement expense, as well as the income tax effect of these adjustments. Net income (loss) is the most comparable GAAP financial measure. Non-GAAP net income (loss) is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and additional insight into our core controllable costs. Accordingly, we believe that non-GAAP net income (loss) provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is a non-GAAP financial measure defined by us as earnings (loss) per share of Class A common stock—basic and diluted, adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expense, non-operational media purchases and TRA remeasurement expense, as well as the income tax effect of these adjustments. Earnings (loss) per share of Class A common stock—basic and diluted is the most comparable GAAP financial measure. Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. Accordingly, we believe that non-GAAP earnings (loss) per share of Class A common stock—basic and diluted provides information to investors and the market generally that aids in the understanding and evaluation of our results of operations in the same manner as our management and board of directors.
Basic non-GAAP earnings (loss) per share of Class A common stock is calculated by dividing the non-GAAP net income (loss) attributable to Class A common stockholders by the number of weighted-average shares of Class A common stock outstanding. Shares of our Class B common stock do not share in our earnings or losses and are therefore not participating securities. As such, separate presentation of basic and diluted non-GAAP earnings (loss) of Class B common stock under the two-class method has not been presented.
Diluted non-GAAP earnings (loss) per share of Class A common stock adjusts the basic non-GAAP earnings (loss) per share for the potential dilutive impact of shares of Class A common stock such as equity awards using the treasury-stock method and Class B common stock using the if-converted method. Diluted non-GAAP earnings (loss) per share of Class A common stock considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect. Shares of our Class B common stock, restricted stock units ("RSUs") and nonqualified stock options ("NQSOs") are considered potentially dilutive shares of Class A common stock. For the three and nine months ended September 30, 2025 and September 30, 2024, Class B common stock has been excluded from the computation of diluted earnings (loss) per share of Class A common stock because the effect would have been anti-dilutive under the if-converted method.
These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered measures of the Company’s liquidity. Further, these non-GAAP financial measures as defined by the Company may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items. Management encourages investors and others to review Viant’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of Non-GAAP Financial Measures
The following tables show the reconciliations of the Company’s non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures.
The following table presents the calculation of gross profit and the reconciliation of gross profit to contribution ex-TAC for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue	$85,582	$79,922	$234,077	$199,181
Less: Platform operations	(45,743)	(44,598)	(127,793)	(109,600)
Gross profit	39,839	35,324	106,284	89,581
Add: Other platform operations	13,151	12,028	37,808	33,450
Contribution ex-TAC	$52,990	$47,352	$144,092	$123,031
The following table presents a reconciliation of total operating expenses to non-GAAP operating expenses for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Operating expenses:
Platform operations	$45,743	$44,598	$127,793	$109,600
Sales and marketing	16,740	13,007	46,453	38,994
Technology and development	7,703	5,631	22,305	16,678
General and administrative	11,165	12,648	38,142	36,334
Total operating expenses	81,351	75,884	234,693	201,606
Add:
Other expense, net	—	1	325	4
Less:
Traffic acquisition costs	(32,592)	(32,570)	(89,985)	(76,150)
Stock-based compensation	(6,428)	(5,329)	(18,410)	(15,306)
Depreciation and amortization	(4,807)	(4,038)	(13,690)	(12,351)
Restructuring and other(1)	—	—	—	(467)
Transaction expense(2)	—	—	(667)	(384)
Non-operational media purchases(3)	(563)	(1,271)	(563)	(1,271)
TRA remeasurement expense(4)	—	—	(325)	—
Non-GAAP operating expenses	$36,961	$32,677	$111,378	$95,681
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the nine months ended September 30, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the nine months ended September 30, 2025 and costs incurred for the Company's filing of a "shelf" registration statement on Form S-3 for the nine months ended September 30, 2024.
(3)Non-operational media purchases reflects costs incurred for non-operating supplier purchases that are not billable to the customer for the three and nine months ended September 30, 2025 and 2024.
(4)TRA remeasurement expense reflects the remeasurement of the TRA liability for the nine months ended September 30, 2025.

The following table presents a reconciliation of net income (loss) to adjusted EBITDA for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income	$5,153	$6,458	$3,633	$4,732
Add back (less):
Interest income, net	(1,463)	(2,407)	(4,671)	(7,147)
Provision for (benefit from) income taxes	541	(14)	97	(14)
Depreciation and amortization	4,807	4,038	13,690	12,351
Stock-based compensation	6,428	5,329	18,410	15,306
Restructuring and other(1)	—	—	—	467
Transaction expense(2)	—	—	667	384
Non-operational media purchases(3)	563	1,271	563	1,271
TRA remeasurement expense(4)	—	—	325	—
Adjusted EBITDA	$16,029	$14,675	$32,714	$27,350
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the nine months ended September 30, 2024
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the nine months ended September 30, 2025 and costs incurred for the Company's filing of a "shelf" registration statement on Form S-3 for the nine months ended September 30, 2024.
(3)Non-operational media purchases reflects costs incurred for non-operating supplier purchases that are not billable to the customer for the three and nine months ended September 30, 2025 and 2024.
(4)TRA remeasurement expense reflects the remeasurement of the TRA liability for the nine months ended September 30, 2025.
The following table presents the calculation of net income (loss) as a percentage of gross profit and the calculation of adjusted EBITDA as a percentage of contribution ex-TAC for the periods presented (unaudited; in thousands, except percentages):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Gross profit	$39,839	$35,324	$106,284	$89,581
Net income	$5,153	$6,458	$3,633	$4,732
Net income as a percentage of gross profit	13%	18%	3%	5%
Contribution ex-TAC	$52,990	$47,352	$144,092	$123,031
Adjusted EBITDA	$16,029	$14,675	$32,714	$27,350
Adjusted EBITDA as a percentage of contribution ex-TAC	30%	31%	23%	22%
The following table presents a reconciliation of net income (loss) to non-GAAP net income (loss) for the periods presented (unaudited; in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income	$5,153	$6,458	$3,633	$4,732
Add back (less):
Stock-based compensation	6,428	5,329	18,410	15,306
Restructuring and other(1)	—	—	—	467
Transaction expense(2)	—	—	667	384
Non-operational media purchases(3)	563	1,271	563	1,271
TRA remeasurement expense(4)	—	—	325	—
Income tax benefit (expense) related to Viant Technology Inc.’s share of non-GAAP pre-tax income (loss)(5)	(939)	(775)	(1,594)	(1,268)
Non-GAAP net income	$11,205	$12,283	$22,004	$20,892
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the nine months ended September 30, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the nine months ended September 30, 2025 and costs incurred for the Company's filing of a "shelf" registration statement on Form S-3 for the nine months ended September 30, 2024.
(3)Non-operational media purchases reflects costs incurred for non-operating supplier purchases that are not billable to the customer for the three and nine months ended September 30, 2025 and 2024.
(4)TRA remeasurement expense reflects the remeasurement of the TRA liability for the nine months ended September 30, 2025.
(5)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the three and nine months ended September 30, 2025 and 2024 is calculated using assumed blended tax rates of 27% and 24%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.

The following table presents a reconciliation of earnings (loss) per share of Class A common stock—basic and diluted to non-GAAP earnings (loss) per share of Class A common stock—basic and diluted for the periods presented (unaudited; in thousands, except per share data):

	Three Months Ended September 30, 2025			Three Months Ended September 30, 2024
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income	$5,153	$—	$5,153	$6,458	$—	$6,458
Adjustments:
Add back: Stock-based compensation	—	6,428	6,428	—	5,329	5,329
Add back: Non-operational media purchases(1)	—	563	563	—	1,271	1,271
Income tax benefit (expense) related to Viant Technology Inc.'s share of non-GAAP pre-tax income (loss)(2)	—	(939)	(939)	—	(775)	(775)
Non-GAAP net income	5,153	6,052	11,205	6,458	5,825	12,283
Less: Net income attributable to noncontrolling interests(3)	4,157	5,059	9,216	4,951	4,826	9,777
Net income attributable to Viant Technology Inc.—basic	$996	$993	$1,989	$1,507	$999	$2,506
Add back: Reallocation of net income attributable to noncontrolling interest from the assumed exchange of RSUs and NQSOs for Class A common stock	139	220	359	272	268	540
Income tax benefit (expense) from the assumed exchange of dilutive securities for Class A common stock	(38)	(59)	(97)	(64)	(64)	(128)
Net income attributable to Viant Technology Inc.—diluted	$1,097	$1,154	$2,251	$1,715	$1,203	$2,918
Denominator
Weighted-average shares of Class A common stock outstanding —basic	16,331		16,331	16,290		16,290
Effect of dilutive securities:
RSUs	810		810	1,696		1,696
NQSOs	2,038		2,038	2,007		2,007
Weighted-average shares of Class A common stock outstanding —diluted	19,179		19,179	19,993		19,993

Earnings (loss) per share of Class A common stock—basic	$0.06		$0.12	$0.09		$0.15
Earnings (loss) per share of Class A common stock—diluted	$0.06		$0.12	$0.09		$0.15

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
RSUs	—		—	—		—
NQSOs	—		—	—		—
Shares of Class B common stock	45,755		45,755	46,850		46,850
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	45,755		45,755	46,850		46,850

(1)Non-operational media purchases reflects costs incurred for non-operating supplier purchases that are not billable to the customer for the three months ended September 30, 2025 and 2024.
(2)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the three months ended September 30, 2025 and 2024 is calculated using assumed blended tax rates of 27% and 24%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(3)The adjustment to net income attributable to noncontrolling interests represents stock-based compensation and non-operational media purchases attributed to the noncontrolling interests outstanding during the period.

	Nine Months Ended September 30, 2025			Nine Months Ended September 30, 2024
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income	$3,633	$—	$3,633	$4,732	$—	$4,732
Adjustments:
Add back: Stock-based compensation	—	18,410	18,410	—	15,306	15,306
Add back: Restructuring and other(1)	—	—	—	—	467	467
Add back: Transaction expense(2)	—	667	667	—	384	384
Add back: Non-operational media purchases(3)	—	563	563	—	1,271	1,271
Add back: TRA remeasurement expense(4)	—	325	325	—	—	—
Income tax benefit (expense) related to Viant Technology Inc.'s share of non-GAAP pre-tax income (loss)(5)	—	(1,594)	(1,594)	—	(1,268)	(1,268)
Non-GAAP net income	3,633	18,371	22,004	4,732	16,160	20,892
Less: Net income attributable to noncontrolling interests(6)	3,537	14,274	17,811	4,117	12,683	16,800
Net income attributable to Viant Technology Inc.—basic	$96	$4,097	$4,193	$615	$3,477	$4,092
Add back: Reallocation of net income attributable to noncontrolling interest from the assumed exchange of RSUs and NQSOs for Class A common stock	5	849	854	—	851	851
Income tax benefit (expense) from the assumed exchange of dilutive securities for Class A common stock	(1)	(230)	(231)	—	(202)	(202)
Net income attributable to Viant Technology Inc.—diluted	$100	$4,716	$4,816	$615	$4,126	$4,741
Denominator
Weighted-average shares of Class A common stock outstanding —basic	16,255		16,255	16,240		16,240
Effect of dilutive securities:
RSUs	1,967		1,967	—		1,858
NQSOs	2,514		2,514	—		1,555
Weighted-average shares of Class A common stock outstanding —diluted	20,736		20,736	16,240		19,653

Earnings (loss) per share of Class A common stock—basic	$0.01		$0.26	$0.04		$0.25
Earnings (loss) per share of Class A common stock—diluted	$0.00		$0.23	$0.04		$0.24

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
RSUs	—		—	4,072		—
NQSOs	—		—	5,781		—
Shares of Class B common stock	45,755		45,755	46,850		46,850
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	45,755		45,755	56,703		46,850

(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the nine months ended September 30, 2024.
(2)Transaction expense consists of costs incurred related to our contemplated and completed acquisitions for the nine months ended September 30, 2025 and costs incurred for the Company's filing of a "shelf" registration statement on Form S-3 for the nine months ended September 30, 2024.
(3)Non-operational media purchases reflects costs incurred for non-operating supplier purchases that are not billable to the customer for the nine months ended September 30, 2025 and 2024.
(4)TRA remeasurement expense reflects the remeasurement of the TRA liability for the nine months ended September 30, 2025.
(5)The estimated income tax effect of our share of income (loss) after non-GAAP reconciling items for the nine months ended September 30, 2025 and 2024 is calculated using assumed blended tax rates of 27% and 24%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(6)The adjustment to net income attributable to noncontrolling interests represents stock-based compensation, restructuring and other charges, transaction expense and non-operational media purchases attributed to the noncontrolling interests outstanding during the period.